Exhibit 99.1

ALPEX ACQUISITION CORPORATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Alpex Acquisition Corporation

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Alpex Acquisition Corporation (the “Company”) as of June 26, 2026, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of June 26, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ HYYH CPA. LLC

We have served as the Company’s auditor since 2026.

Baltimore, Maryland

July 2, 2026

ALPEX ACQUISITION CORPORATION

BALANCE SHEET

June 26, 2026
ASSETS
Current Assets
Cash and cash equivalents	$898,682
Prepaid Expenses	120,000
Total Current Assets	1,018,682
Cash held in Trust Account	115,000,000
Total Assets	$116,018,682

LIABILITIES, ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT
Current Liabilities:
Accrued Expenses	162,292
Promissory note - related party	219,028
Total Current Liabilities	381,320
Deferred underwriting commission	805,000
Total Liabilities	$1,186,320

Commitments and Contingencies
Ordinary shares subject to possible redemption, $0.0001 par value; 11,500,000 shares at redemption value of $10.00 per share	115,000,000

Shareholders’ Deficit
Preferred shares, $0.0001 par value; 10,000,000 shares authorized; none issued and outstanding	-
Class A ordinary shares, $0.0001 par value; 400,000,000 shares authorized; 417,500 shares issued and outstanding on June 26, 2026	42
Class B ordinary shares, $0.0001 par value; 90,000,000 shares authorized, 2,875,000 shares issued and outstanding on June 26, 2026	288
Additional paid-in capital	42,749
Accumulated deficit	(210,717)
Total Shareholders’ Deficit	(167,638)
Total Liabilities, Class A Ordinary Shares Subject to Possible Redemption, and Shareholders’ Deficit	$116,018,682

(1)	On June 26, 2026, the underwriters fully exercised their over-allotment option, resulting in 375,000 founder shares no longer subject to forfeiture.

ALPEX ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Alpex Acquisition Corporation (the “Company”) is a newly organized blank check company incorporated as a Cayman Islands exempted company on January 5, 2026. The Company was incorporated for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination with one or more businesses or entities (the “Business Combination”). The Company has not selected any specific Business Combination target and the Company has not, nor has anyone on its behalf, engaged in any substantive discussions, directly or indirectly, with any Business Combination target with respect to an initial Business Combination with the Company. The Company may pursue an initial business combination in the broader technology sector — specifically artificial intelligence, interactive gaming, consumer internet, and digital commerce — or any other industry.

As of June 26, 2026, the Company had not commenced any operations. All activity for the period from January 5, 2026 (inception) through June 26, 2026 relates to the Company’s formation and the initial public offering (the “Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

Hugreat Ltd, a British Virgin Islands business company with limited liability, is the Company’s Sponsor (the “Sponsor”).

The registration statement for the Company’s Initial Public Offering was declared effective on June 24, 2026. On June 26, 2026, the Company consummated the Initial Public Offering of 11,500,000 units (the “Units” and, with respect to the ordinary shares included in the Units offered, the “Public Shares”), which includes the full exercise by the underwriters of their over-allotment option in the amount of 1,500,000 Units, at $10.00 per Unit, generating gross proceeds of $115,000,000. Each Unit consists of one Class A ordinary share (each a “Class A Ordinary Share” and collectively, the “Public Shares”), one right to receive one-fourth (1/4) of one Class A ordinary share upon the consummation of the initial Business Combination (the “Share Rights”), and one redeemable warrant.

Simultaneously with the consummation of the Initial Public Offering, the Company consummated the sale of 187,500 private placement units (each, a “Private Placement Unit” and collectively, the “Private Placement Units”) to Hugreat Ltd at a price of $10.00 per unit, generating gross proceeds of $1,875,000. Each Private Placement Unit consists of one Class A ordinary share, one redeemable warrant to acquire one Class A ordinary share, and one right to receive one-fourth (1/4) of one Class A ordinary share. The Private Placement Units are identical to the units sold in the IPO, except that the Private Placement Units (and the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days following the consummation of the Company’s initial business combination. Additionally, the Private Placement Units, including the securities underlying such units, may not be transferred, assigned or sold until 30 days following the consummation of the Company's initial business combination, subject to certain limited exceptions as described in Note 4.

In connection with the consummation of the Initial Public Offering, the Company issued 230,000 Class A ordinary shares (the “Representative Shares”) to the underwriter and/or its designees as part of the underwriting compensation. These Representative Shares are subject to transfer restrictions and are considered non-cash underwriting compensation.

Transaction costs related to the Initial Public Offering amounted to approximately $2,256,184, consisting of $575,000 of cash underwriting fees, $805,000 of deferred underwriting commissions, $251,713 representing the fair value of representative shares issued to the underwriter,  and $624,471 of other offering costs, including legal, audit and filing fees.

Underwriting fees and the fair value of representative shares were directly attributable to the Initial Public Offering and were therefore allocated entirely to the public offering. Other offering costs were allocated between the public offering and the private placement based on the relative fair values of the instruments issued.

Transaction costs were allocated to the separable financial instruments issued in connection with the Initial Public Offering based on their relative fair values. Costs allocated to equity-classified instruments were recorded as a reduction of additional paid-in capital, while costs allocated to liability-classified instruments were expensed as incurred.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully.

The Company’s Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the value of the assets held in the Trust Account (as defined below) (excluding taxes payable on the interest earned on the Trust Account) at the time of the execution of a definitive agreement for such Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended. There is no assurance that the Company will be able to successfully effect a Business Combination.

Following the closing of the Initial Public Offering, $115,000,000 ($10.00 per Unit) of the gross proceeds from the Initial Public Offering was placed in a U.S.-based trust account (the “Trust Account”) maintained by Equiniti Trust Company, LLC, acting as trustee. The funds held in the Trust Account are invested or held in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, or held as cash or in an interest-bearing demand deposit account, until the earlier of the completion of a Business Combination or the distribution of the Trust Account as described below.

The Company will provide the holders of the Public Shares with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either in connection with a shareholder meeting called to approve the Business Combination or by means of a tender offer. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then on deposit in the Trust Account (initially anticipated to be $10.00 per Public Share, plus any pro rata interest earned thereon, net of taxes payable). There are no redemption rights with respect to the Company’s warrants or rights.

All of the Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, a Business Combination, or certain amendments to the Company’s amended and restated memorandum and articles of association. In accordance with ASC 480, “Distinguishing Liabilities from Equity,” redemption provisions not solely within the control of the Company require such shares to be classified outside of permanent equity. As the Public Shares were issued with other freestanding instruments (i.e., warrants and rights), the initial carrying value of the Public Shares classified as temporary equity is determined in accordance with ASC 470-20.

The Company has elected to recognize changes in redemption value immediately as they occur and to adjust the carrying amount of the Public Shares to equal the redemption value at the end of each reporting period. Accordingly, the Public Shares are classified as temporary equity until such time as a redemption event occurs.

The Company has until 12 months from the effectiveness of the Registration Statement to consummate a Business Combination. If the Company is unable to complete a Business Combination within such period, the Company will (i) cease all operations except for the purpose of winding up, (ii) redeem 100% of the Public Shares at a per-share price equal to the amount then held in the Trust Account (including interest earned thereon, net of taxes payable and up to $100,000 of dissolution expenses), and (iii) liquidate, subject to applicable law.

The Sponsor have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their founder shares if the Company fails to complete a Business Combination within the required time period. However, if the Sponsor acquire Public Shares, they will be entitled to liquidating distributions with respect to such Public Shares.

To protect the amounts held in the Trust Account, the Sponsor have agreed to be liable to the Company if and to the extent any claims by vendors or prospective target businesses reduce the amount of funds in the Trust Account, subject to certain exceptions, including claims by third parties who have executed waivers and claims under the Company’s indemnification of the underwriters.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Going Concern Consideration

As of June 26, 2026, the Company had approximately $898,682 in cash held outside the Trust Account and working capital of approximately $637,362.

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans, if any, would be evidenced by promissory notes. The notes may be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, a portion of such loans may be converted into private placement units at a price of $10.00 per unit. Such private placement units would be identical to the units issued in the private placement. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay such loans, but no proceeds held in the Trust Account would be used to repay such loans.

The Company has completed its Initial Public Offering and has sufficient liquidity to meet its working capital needs through the earlier of the consummation of a Business Combination or one year from the date of issuance of these financial statements.

In connection with the Company’s assessment of going concern considerations in accordance with FASB ASC 205-40, “Presentation of Financial Statements - Going Concern,” management has determined that the Company has sufficient liquidity to fund its operations for at least one year from the date these financial statements are issued. Accordingly, no substantial doubt exists about the Company’s ability to continue as a going concern.

Basis of Presentation

The accompanying financial statements are presented in U.S. Dollars and conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, it is eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find the Company’s securities less attractive as a result, there may be a less active trading market for its securities and the prices of its securities may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. An “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standard used. The Company intends to take advantage of the benefits of this extended transition period.

Use of Estimates

The preparation of this financial statement in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $898,682 as cash or cash equivalents as of June 26, 2026.

Cash Held in Trust Account

As of June 26, 2026, the assets held in the Trust Account, amounting to $115,000,000, were held in cash.

Deferred Offering Costs

The Company complies with the requirements of the ASC 340-10-S99 and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering.” Deferred offering costs consist principally of professional and registration fees that are related to the Initial Public Offering. FASB ASC 470-20, “Debt with Conversion and Other Options,” addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate Initial Public Offering proceeds from the Units between Class A ordinary shares, warrants, and rights, using the residual method by allocating Initial Public Offering proceeds first to assigned value of the warrants and rights and then to the Class A ordinary shares. Offering costs allocated to the Public Shares are charged to temporary equity, and offering costs allocated to the warrants and share rights in the Units, the Private Placement Units, and the Representative Shares are charged to shareholders’ deficit, as the warrants and rights included in the Units and Private Placement Units, after management’s evaluation, are accounted for under equity treatment.

Class A Ordinary Shares Subject to Possible Redemption

The Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial Business Combination. In accordance with ASC 480-10-S99, the Company classifies Public Shares subject to possible redemption outside of permanent equity, as the redemption provisions are not solely within the control of the Company.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from the initial book value to the redemption value. Changes in the carrying value of redeemable shares are recorded as adjustments to additional paid-in capital (to the extent available) and accumulated deficit.

Accordingly, as of June 26, 2026, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet. As of June 26, 2026, the Class A ordinary shares subject to possible redemption reflected in the balance sheet are reconciled in the following table:

Public offering proceeds	$115,000,000
Less:
Proceeds allocated to public rights	$(3,114,627)
Proceeds allocated to public warrants	$(209,044)
Allocation of offering costs related to redeemable shares	$(2,036,917)
Add:
Accretion of carrying value to redemption value	$5,360,588
Ordinary shares subject to possible redemption	$115,000,000

The Class B ordinary shares are classified as a component of stockholders’ equity since they are not subject to possible redemption outside of the Company’s control.

Share Rights

The Company will account for the Public and Private Placement Share Rights, as defined below, to be issued in connection with the Initial Public Offering and the private placement in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging”. Accordingly, the Company evaluated and will classify the rights under equity treatment at their assigned value.

Warrant Instruments

The Company accounts for the warrants issued in connection with the Initial Public Offering and the private placement in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging,” specifically ASC 815-40, “Contracts in Entity’s Own Equity.” The Company evaluated the warrant instruments and concluded that they meet the criteria for equity classification, as the warrants are indexed to the Company’s own stock and meet all conditions for equity classification under ASC 815-40. Accordingly, the warrants are classified as equity at their assigned value upon issuance and are not subject to subsequent remeasurement.

Income Taxes

The Company accounts for income taxes under ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of June 26, 2026. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company is not currently aware of any issues under review that could result in significant payments, accruals, or material deviation from its position. The Company is subject to tax examinations by major taxing authorities since inception. There is currently no taxation imposed by the government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statement. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows.

Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Recent Accounting Pronouncements

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, which enhances annual and interim segment disclosures, including additional information on segment expenses, the role of the Chief Operating Decision Maker (CODM), and how segment performance is evaluated. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. The adoption of this ASU resulted in additional disclosures but did not have a material impact on the Company’s financial statements.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which requires more detailed information in the effective tax rate reconciliation and income taxes paid. The guidance became effective for the Company from its incorporation. The Company adopted this guidance upon its incorporation in January 2026 and the adoption did not have a material impact on its financial statements.

Management does not believe any other recently issued, but not yet effective, accounting standards will have a material impact on the Company’s financial statements.

NOTE 3 – PUBLIC OFFERING

Pursuant to the Initial Public Offering consummated in June 2026, the Company sold 11,500,000 units at a price of $10.00 per unit, generating gross proceeds of $115,000,000. Each unit consists of one Class A ordinary share (the “Public Shares”), one right to receive one-fourth (1/4) of one Class A ordinary share (each, a “Public Share Right”) upon the consummation of an initial Business Combination, and one redeemable warrant (each, a “Public Warrant”).

Each whole warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment, and will become exercisable on the later of 30 days after the completion of a Business Combination or 12 months from the effectiveness of the Registration Statement. The warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

The Public Share Rights will automatically convert into Class A ordinary shares upon the consummation of a Business Combination at a ratio of one-fourth (1/4) of one Class A ordinary share for each right, subject to adjustment. If the Company does not complete a Business Combination within the prescribed time period, the rights will expire worthless.

No fractional shares will be issued upon conversion of the Public Share Rights, and holders will not receive cash in lieu of fractional shares.

NOTE 4 – PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering on June 26, 2026, Hugreat Ltd, one of the Company’s Sponsor, purchased an aggregate of 187,500 private placement units (the “Private Placement Units”), at a purchase price of $10.00 per unit, generating gross proceeds of $1,875,000. As of June 26, 2026, out of such gross proceeds, $1,800,000 was deposited into the Trust Account, and the remaining $75,000 was applied to settle the promissory note.

Each Private Placement Unit consists of one Class A ordinary share, one right to receive one-fourth (1/4) of one Class A ordinary share upon the consummation of the Company’s initial business combination, and one redeemable warrant (the “Private Placement Warrants”).

The Private Placement Units are identical to the units sold in the Initial Public Offering, except that, so long as they are held by the Sponsor or its permitted transferees: (i) the Private Placement Units, including the securities underlying such units, may not be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, subject to certain limited exceptions; (ii) the Private Placement Warrants are not redeemable by the Company; and (iii) the Private Placement Warrants may be exercised on a cashless basis at the option of the holder.

The Sponsor, officers and directors have entered into a letter agreement with the Company pursuant to which they have agreed to: (i) waive their redemption rights with respect to any founder shares and public shares held by them in connection with the completion of the Company’s initial business combination; (ii) waive their redemption rights with respect to any founder shares and public shares held by them in connection with certain amendments to the Company’s amended and restated memorandum and articles of association; (iii) waive their rights to liquidating distributions from the Trust Account with respect to any founder shares if the Company fails to complete an initial business combination within the prescribed time period, although they will be entitled to liquidating distributions with respect to any public shares they hold; and (iv) vote any founder shares and public shares held by them in favor of the Company’s initial business combination.

If the Company does not complete an initial business combination within the required time period, the Private Placement Rights and Private Placement Warrants will expire worthless, and the Private Placement Shares will not participate in liquidating distributions from the Trust Account.

NOTE 5 – RELATED PARTY TRANSACTIONS

Founder Shares

On March 18, 2026, the Company approved the acquisition by Hugreat Ltd of an aggregate of 2,875,000 Class B ordinary shares (the “Founder Shares”) for an aggregate purchase price of $25,000. Up to 375,000 of the Founder Shares are subject to surrender by Hugreat Ltd for no consideration to the extent that the underwriters’ over-allotment option is not exercised in full or in part.

Promissory Note - Related Party

On March 3, 2026, Hugreat Ltd, the Company's Sponsor (the “Sponsor”), agreed to lend the Company up to $500,000 pursuant to a promissory note (the “Promissory Note”), with proceeds designated to cover a portion of the expenses incurred in connection with the Initial Public Offering. As of June 26, 2026, aggregate amounts of $75,000 and $25,000 had been applied to reduce the outstanding balance of the Promissory Note; after giving effect to such offsets, the Company carried an outstanding principal balance of $219,028 under this note as of June 26, 2026.

The Promissory Note is non-interest bearing and is payable upon the closing of the Initial Public Offering out of the proceeds not held in the Trust Account or, if not repaid at such time, on or before December 31, 2027.

Executive Compensation

The Company’s Chief Executive Officer and Chief Financial Officer are entitled to receive an aggregate of $12,500 per month ($7,500 and $5,000, respectively), payable until the earlier of (i) the conclusion of their respective terms or (ii) the payment of six months of such monthly compensation, for an aggregate amount of up to $75,000. As of June 26, 2026, an aggregate of $64,167 has been incurred, of which $42,292 is included in accrued expenses and $21,875 was advanced by the Sponsor and is included in the Promissory Note balance. The Sponsor has agreed to advance such amounts on behalf of the Company, and the Company intends to repay the Sponsor for such amounts, without interest, using funds held outside the Trust Account following the closing of this offering.

Working Capital Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”), with the aggregate principal amount capped at $3,000,000. If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company, and up to $3,000,000 of such loans may be converted into private units (as described in Note 4) at $10.00 per unit at the lender’s discretion. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The terms of such Working Capital Loans, if any, other than the aforesaid principal amount limit and conversion right, have not been determined and no written agreements exist with respect to such loans. As of June 26, 2026, no Working Capital Loans were outstanding.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Registration Rights

The holders of the Founder Shares, Private Placement Units (including the securities contained therein), and any securities that may be issued upon conversion of Working Capital Loans (if any) will be entitled to registration rights pursuant to a registration rights agreement. This agreement requires the Company to register such securities for resale. In the case of the Founder Shares, registration rights will apply only after they are converted into Class A ordinary shares.

The holders of these securities are entitled to make up to three demands, excluding short-form demands, to register such securities. In addition, these holders will have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriter has been granted the exclusive right to act as the lead underwriter for the Company’s Initial Public Offering.

The Company granted the underwriters a 45-day option from the date of the Initial Public Offering to purchase up to 1,500,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price, less underwriting discounts and commissions.

The underwriters were entitled to an underwriting discount of 3.2% of the gross proceeds of the Initial Public Offering, payable as follows: (i) 0.5% was paid in cash at the closing of the Initial Public Offering, (ii) 2.0% will be paid in the form of 230,000 Representative Shares at the closing of the Initial Public Offering, and (iii) 0.7% will be paid as a deferred underwriting commission in cash upon the closing of a Business Combination from the amounts held in the Trust Account, subject to the terms of the underwriting agreement. The Representative Shares will be registered under the Securities Act on the registration statement of which the prospectus forms a part and will be subject to a 180-day lock-up period in accordance with FINRA Rule 5110.

NOTE 7 – STOCKHOLDERS’ EQUITY

Preference shares — The Company is authorized to issue 10,000,000 preference shares with a par value of $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s Board of Directors. As of June 26, 2026, there were no preference shares issued or outstanding.

Class A ordinary shares — The Company is authorized to issue 400,000,000 Class A ordinary shares with a par value of $0.0001 per share. Holders of the Company’s Class A ordinary shares are entitled to one vote for each share. As of June 26, 2026, there were 11,500,000 Class A ordinary shares issued and outstanding subject to possible redemption, which are presented as temporary equity in accordance with ASC 480-10-S99. The redemption provisions are not solely within the control of the Company and, accordingly, such shares are classified outside of permanent equity.

In addition, as of June 26, 2026, there were 417,500 Class A ordinary shares issued and outstanding that are not subject to redemption, which are included in shareholders’ equity.

Class B ordinary shares — The Company is authorized to issue 90,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders of the Company’s Class B ordinary shares are entitled to one vote for each share. On March 18, 2026, the Company issued an aggregate of 2,875,000 Class B ordinary shares (“Founder Shares”) to the Sponsor for an aggregate purchase price of $25,000, of which 375,000 shares are subject to forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full. As of June 26, 2026, there were 2,875,000 Class B ordinary shares issued and outstanding. The aggregate purchase price of $25,000 for such shares was applied to settle the promissory note. The Class B ordinary shares  will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of the Company’s initial Business Combination, or at any time prior thereto at the option of the holder thereof, on a one-for-one basis, subject to adjustment. In the case that additional Class A ordinary shares, or equity-linked securities, are issued or deemed issued in excess of the amounts issued in the Initial Public Offering and related to the closing of the Company’s initial Business Combination, the ratio at which the Class B ordinary shares will convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the issued and outstanding Class B ordinary shares agree to waive such anti-dilution adjustment) so that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, 20% of the sum of (i) the total number of all Class A ordinary shares outstanding upon the completion of the Initial Public Offering (including any Class A ordinary shares issued pursuant to the underwriters’ over-allotment option and excluding the Class A ordinary shares included within the Private Units), plus (ii) all Class A ordinary shares and equity-linked securities issued or deemed issued in connection with the closing of the initial Business Combination (excluding any shares or equity-linked securities issued to any seller in the initial Business Combination and any units issued to the Sponsor upon conversion of Working Capital Loans), minus (iii) any redemptions of Class A ordinary shares by public shareholders in connection with the initial Business Combination; provided that such conversion will never occur on a less than one-for-one basis.

Rights — Each unit issued in the Initial Public Offering and in the private placement includes one right. Each right entitles the holder to receive one-fourth (1/4) of one Class A ordinary share upon the consummation of the Company’s initial Business Combination. Accordingly, every four rights entitle the holder to receive one whole Class A ordinary share. If the Company is the surviving entity upon completion of the initial Business Combination, the conversion of rights will occur automatically. If the Company is not the surviving entity upon completion of the initial Business Combination, each holder of rights will be required to affirmatively convert its rights in order to receive the underlying Class A ordinary shares.

No fractional Class A ordinary shares will be issued upon conversion of the rights. Fractional shares will be rounded down to the nearest whole share or otherwise addressed in accordance with applicable Cayman Islands law. As a result, holders must hold rights in multiples of four in order to receive shares for all of their rights upon the closing of an initial Business Combination.

The rights do not carry any voting rights or redemption rights and do not participate in liquidating distributions. If the Company is unable to complete an initial Business Combination within the prescribed time period and redeems the Public Shares, holders of rights will not receive any funds from the Trust Account with respect to such rights, and the rights will expire worthless.

As of June 26, 2026, there were 11,687,500 rights outstanding, consisting of 11,500,000 public rights and 187,500 private rights.

Warrants — As of June 26, 2026, there were 11,500,000 Public Warrants and 187,500 Private Placement Warrants outstanding.

Each whole warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment. The warrants become exercisable on the later of 30 days after the completion of the Company’s initial Business Combination or 12 months from the effectiveness of the Registration Statement, provided that a registration statement covering the Class A ordinary shares issuable upon exercise is effective or an exemption from registration is available. If a registration statement is not effective, the warrants may be exercised on a cashless basis in accordance with the warrant agreement.

The warrants will expire five years after the completion of the initial Business Combination or earlier upon redemption or liquidation. In no event will the Company be required to net cash settle the warrants.

The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a warrant unless the shares issuable upon such exercise have been registered, qualified or deemed exempt under applicable securities laws. If such conditions are not satisfied, the holder of such warrant will not be entitled to exercise the warrant and such warrant may expire worthless.

Once the warrants become exercisable, the Company may redeem all of the outstanding warrants, in whole and not in part, at a price of $0.01 per warrant upon a minimum of 30 days' prior written notice, if and only if the last sales price of the Class A ordinary shares equals or exceeds $18.00 per share on each of 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which notice of the redemption is given, provided that there is an effective registration statement covering the Class A ordinary shares issuable upon exercise of the warrants, and a current prospectus relating thereto, available throughout the 30-day redemption period, or the Company has elected to require exercise on a cashless basis.

The Private Placement Warrants are identical to the Public Warrants, except that the Private Placement Warrants may not be transferred, assigned or sold until 30 days following the consummation of the Company's initial business combination, subject to certain limited exceptions for permitted transferees as described in the warrant agreement.

The warrant agreement includes customary anti-dilution provisions that adjust the number of shares issuable upon exercise and the exercise price in the event of share capitalizations, subdivisions, reorganizations or similar events. In addition, the warrant agreement includes provisions that adjust the exercise price in connection with certain issuances of equity securities in connection with a Business Combination. Such provisions are designed to preserve the economic value of the warrants and do not result in variability inconsistent with equity classification under ASC 815-40.

In the event of a reclassification, reorganization, merger, consolidation or similar transaction, warrant holders will be entitled to receive the same form and amount of consideration that they would have received if they had exercised their warrants immediately prior to such event.

The warrants are issued in registered form under a warrant agreement with a warrant agent. The warrant agreement provides that the terms of the warrants may be amended with the consent of holders of at least 50% of the outstanding Public Warrants, subject to certain exceptions.

The warrant holders do not have the rights or privileges of holders of Class A ordinary shares, including voting rights or dividend rights, until they exercise their warrants and receive Class A ordinary shares.

NOTE 8 – FAIR VALUE MEASUREMENTS

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3: Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The fair value of the Public Warrants and Private Placement Warrants is $212,452 in the aggregate, or approximately $0.0182 per warrant. The fair value of the warrants was determined using a Binomial Lattice Model, which incorporates the contractual terms of the warrants, including the exercise price, redemption features, and expected term.

The Private Placement Warrants are identical to the Public Warrants in all respects, except for certain transfer restrictions applicable so long as they are held by the Sponsor or its permitted transferees.

The warrants have been classified within stockholders’ equity and are not subject to subsequent remeasurement.

The following table presents the quantitative information regarding market assumptions used in the Level 3 valuation of the Warrants:

Input	June 26, 2026
Risk-free interest rate	4.20%
Expected term (years)	6.00
Expected volatility	5.92%
Exercise price	$11.50
Fair value of the ordinary share price	$7.90
Redemption threshold price	$18.00
Redemption threshold days	20 trading days within a 30-trading-day period
Redemption price	$0.01
Probability of successful acquisition	14%

The fair value of the Public Rights and Private Placement Rights is $3,165,409 in the aggregate, or approximately $0.2708 per right. The fair value of the rights was determined using a Probability-Weighted Expected Return Method, reflecting the contingent nature of the payoff based on the consummation of a Business Combination.

The rights have been classified within stockholders’ equity and are not subject to subsequent remeasurement.

The following table presents the quantitative information regarding market assumptions used in the Level 3 valuation of the Rights:

Input	June 26, 2026
Risk-free interest rate	4.04%
Expected term (years)	1.00
Fair value of the ordinary share price	$7.90
Probability of successful acquisition	14%

Note 9 – Segment Information

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker, or group, in deciding how to allocate resources and assess performance.

The Company’s chief operating decision maker has been identified as the Chief Executive Officer (“CODM”), who reviews the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one operating segment.

When evaluating the Company’s performance and making key decisions regarding resource allocation the CODM reviews several key metrics, which include the following:

June 26, 2026
Cash and cash equivalents	$898,682
Cash held in Trust Account	$115,000,000

Note 10 – Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through July 2, 2026, the date that the financial statement was issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.